AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 21, 2015

File No.  333-156529
File No.  811-22263

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

PRE-EFFECTIVE AMENDMENT NO. __ ( )
POST-EFFECTIVE AMENDMENT NO. 116 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)
AMENDMENT NO. 119 (X)

EXCHANGE TRADED CONCEPTS TRUST
(Exact Name of Registrant as Specified in Charter)

2545 South Kelly Avenue
Suite C
Edmond, Oklahoma 73013
(Address of Principal Executive Offices, Zip Code)

(405) 778-8377
(Registrant’s Telephone Number, including Area Code)

J. Garrett Stevens
Exchange Traded Concepts Trust
2545 South Kelly Avenue
Suite C
Edmond, Oklahoma 73013
(Name and Address of Agent for Service)

Copy to:
Christopher Menconi
Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	On (date) pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	On (date) pursuant to paragraph (a)(1) of Rule 485
[X]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION, DATED JANUARY 21, 2015

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

EXCHANGE TRADED CONCEPTS TRUST

EVE/S&P Municipal Bond Puerto Rico ETF
Ticker: [        ] – [        ]

Prospectus

_____________, 2015

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

EVE/S&P Municipal Bond Puerto Rico ETF	3
Principal Investment Strategies	3
Principal Risks	5

Important Additional Information	9

Additional Information About the Fund's Investment Strategies and Risks	10

Information Regarding the Underlying Index	15

Portfolio Holdings	15

Management of the Fund	16

Buying and Selling Fund Shares	17

Distribution and Service Plan	17

Dividends and Distributions	18

Taxes	19

Index Provider	23

Additional Information	24

EVE/S&P Municipal Bond Puerto Rico ETF

Investment Objective

The investment objective of EVE/S&P Municipal Bond Puerto Rico ETF (the “Fund”) is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Municipal Bond Puerto Rico Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The tables do not include the brokerage commissions you may pay on purchases and sales of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

Management Fees	[ ]
Distribution and Service (12b-1) Fees	None
Other Expenses1	[ ]
Total Annual Fund Operating Expenses	[ ]

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, which exclude brokerage commissions, remain the same. Your actual costs may be higher or lower.

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets in component securities of the Underlying Index (“Component Securities”). The Underlying Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within Puerto Rico. The eligible universe of Component Securities includes bonds in the S&P Municipal Bond Index that have been issued by municipalities or municipal authorities within Puerto Rico. All bonds included in the Underlying Index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (“AMT”). Bonds eligible for inclusion on the Underlying Index may be of any credit quality, including bonds rated below investment grade (commonly referred to as “high yield” or “junk” bonds). As of the date of this prospectus, a significant portion of the bonds on the Underlying Index were rated below investment grade. The Underlying Index is rebalanced on a monthly basis.

The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which the Fund’s sub-adviser, [   ] (the “Sub-Adviser”), believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not Components Securities to reflect changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization, market sector or industry, including municipal bonds not included in the Underlying Index. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds (“ETFs”). The Fund also may invest in derivatives to track the Underlying Index, such as futures contracts, options on futures contracts, options, and swaps with the 20% basket. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds, which may be advised by Exchange Traded Concepts, LLC (the “Adviser”), the Sub-Adviser or their affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the performance of the Underlying Index. The Sub-Adviser uses a representative sampling strategy to manage the Fund. Representative sampling is an indexing strategy that involves investing in a representative sample of Component Securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings or yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than funds that seek to replicate an index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

3

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments that pay interest that is exempt from regular federal and [state] personal income tax. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Fund may invest without limit in, and count toward its 80% investment threshold, securities that generate income subject to the AMT.

The Fund may concentrate its investments in a particular industry or group of industries to the extent the Underlying Index concentrates in an industry or group of industries.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it intends to seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which imposes diversification requirements on the Fund that are different from, and generally less restrictive than, the requirements applicable to “diversified” investment companies under the 1940 Act.

The Fund is not intended to be a complete investment program.

The Underlying Index is sponsored by S&P Dow Jones Indices (the “Index Provider”). Eve Capital, LLC is the sponsor of the Fund (the “Sponsor”). Neither the Index Provider nor the Sponsor are affiliated with the Fund, the Adviser, or the Sub-Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

4

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

AMT Risk. The Fund has no limit as to the amount that may be invested in AMT bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal or, if applicable, state AMT.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Cash Transaction Risk. The Fund may effect creations and redemptions wholly or partly for cash, rather than for in-kind securities. As a result, investments in Fund shares may be less tax-efficient than investments in more conventional ETFs.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Underlying Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or industry, the Fund will be susceptible to loss due to adverse occurrences affecting that sector or industry. The Fund may invest a significant portion of its assets in municipal bonds that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. Because as currently constituted the special tax sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the special tax sector. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor their obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure; (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund; (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested; (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations; and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

High Yield Securities Risk. The Fund invests a significant portion of its assets in high yield securities. High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements, and operational inefficiencies. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein).

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Municipal Bond Risk - General. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal bonds are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.

In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal bonds have decreased as a result of the recent financial crisis, which has also adversely affected many municipal bond issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal bonds than for public corporations.

Municipal Bond Risk - Geographic. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. A substantial percentage of the Fund’s assets are invested in municipal bonds issued by Puerto Rico, and a portion of the Fund’s assets may be invested in municipal bonds issued by Guam, the Virgin Islands, American Samoa and the Northern Mariana Islands. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in these territories than an investment company that is not so invested. Also, the Fund’s ability to achieve its investment objective depends on the availability of municipal bonds issued by these territories, in particular Puerto Rico. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

Puerto Rico. Because the Fund invests a substantial percentage of its assets in municipal bonds issued by Puerto Rico, the Fund is susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. Tourism, which is an important component of the Puerto Rico economy, and the U.S. recession had a negative effect on the economy.

A significant portion of the Fund’s holdings are rated below investment grade. These holdings may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. Certain municipal issuers in Puerto Rico continue to experience significant financial difficulties. Beginning in February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency has maintained a negative outlook on certain Puerto Rico issuers. This has raised Puerto Rico’s cost of borrowing and adversely affected the market price of outstanding bonds.

Downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal bonds. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal bonds that may affect the Fund’s investments and its performance.

Guam. Guam’s economy is heavily dependent upon support from the U.S. Treasury and tourism, particularly from Japan, which makes Guam’s economy sensitive to fluctuations in Japan’s economy. The local tourism industry has declined due to the global financial crisis, a weakened Japanese economy and the Japanese earthquake and tsunami. Guam’s government has recently identified steps to improve its financial condition, but there can be no assurances that an improvement will be realized.

The Virgin Islands. The economy of the Virgin Islands is driven by tourism, which typically accounts for a substantial portion of gross domestic product and a significant share of employment. The local tourism industry has declined due to the global financial crisis and U.S. economic downturn. The Virgin Islands government carries a large public sector payroll and taxes continue account for a significant share of government revenues and had numerous years of budget imbalances. The government of the Virgin Islands has implemented a number of deficit reducing measures, including measures to decrease government spending and to increase revenues, but there can be no assurances than an improvement will be realized.

The Northern Mariana Islands. The Northern Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (“CNMI”) at the top of the list of economic growth worldwide. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage. However, in 2005 when the World Trade Organization (“WTO”) eliminated quotas on apparel imports from other textile producing countries, the CNMI lost its main competitive advantage. In 2007, the CNMI’s immigration and minimum wage laws were federalized. The CNMI must now follow all U.S. immigration and minimum wage laws. The minimum wage which was $3.05 has been increasing by $0.50 each year until 2015 when it reaches the current U.S. minimum wage. This has raised the production costs to a level that renders the garment industry uncompetitive. Under new immigration laws, all non-U.S. born residents were required to leave the CNMI by 2012 unless they qualified for a working visa. As a result of these changes, the garment industry has rapidly declined, affecting jobs, population, income and government revenues. Tourism, now the main economic driver other than government, is still depressed compared to pre-recessionary levels.

6

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Management Risk. Because the Fund is not “actively” managed, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Further, the Fund does not attempt to take defensive positions under any market conditions, including during declining markets.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or [state] income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at [www.everico.com].

7

Portfolio Management

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. [           ] serves as the sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Sub-Adviser
[ ]	Inception in 2015	[ ]

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund will issue and redeem shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as “Creation Units,” each of which comprises at least 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s Underlying Index. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

8

Important Additional Information

Tax Information

It is anticipated that the Fund’s distributions will be exempt from regular federal income taxes and generally exempt from state personal income tax, but may be subject to federal or state alternative minimum tax. However, a portion of the Fund’s distributions may not qualify as exempt and the Fund may make distributions that are taxable to you as ordinary income or capital gains. Interest, dividends and all capital gains may be subject to regular federal or state income tax, and federal or state alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets in component securities of the Underlying Index. The Underlying Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within Puerto Rico. The eligible universe of Underlying Index components includes bonds in the S&P Municipal Bond Index that have been issued by municipalities or municipal authorities within Puerto Rico. All bonds included in the Underlying Index are exempt from regular U.S. federal and [state] personal income taxes or subject to the alternative minimum tax. From time to time, the Fund may concentrate its investments in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index is rebalanced on a monthly basis.

The S&P Municipal Bond Index is a rules-based index that is comprised of bonds that are exempt from U.S. federal income taxes but that may be subject to the alternative minimum tax and state and local income taxes. Bonds eligible for inclusion in the index are those that: are issued by a state (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes or subject to the alternative minimum tax (“AMT”); are dated within three months of the rebalancing date of the Underlying Index; are held by a mutual fund and priced daily by S&P Capital IQ’s Securities Evaluations (“SPSE”); have a class code designated by SPSE; are denominated in U.S. dollars; have a minimum amount outstanding of $2 million; and have a minimum term to maturity and/or call date greater than or equal to one calendar month.

The Fund may invest the remaining 20% of its assets (the “20% basket”) in securities not included in the Underlying Index, but which the Sub-Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization, market sector or industry. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other ETFs. The Fund also may invest in derivatives to track the Underlying Index, such as futures contracts, options on futures contracts, options, and swaps with the 20% basket. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser, the Sub-Adviser or their affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index. The Sub-Adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Sub-Adviser seeks to select securities that will have, in the aggregate, investment characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index, or purchase securities that are not yet represented in the Underlying Index, in anticipation of their removal from or addition to the Underlying Index. Further, the Sub-Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Underlying Index, or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments that pay interest that is exempt from regular federal and [state] personal income tax. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Fund may invest without limit in, and count toward its 80% investment threshold, securities that generate income subject to the AMT.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries. As of the date of this Prospectus, the special tax (i.e., revenue bonds backed by a specific tax), electric utilities, transportation and tobacco sectors represented a significant portion of the Underlying Index.

The Fund is non-diversified as defined in the 1940 Act, but it intends to seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which imposes diversification requirements on the Fund that are different from, and generally less restrictive than, the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund is not intended to be a complete investment program.

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Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus and the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

Risks of Investing in the Fund

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

AMT Risk. The Fund has no limit as to the amount that may be invested in AMT bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Cash Transaction Risk. The Fund may effect creations and redemptions wholly or partly for cash, rather than for in-kind securities. As a result, investments in Fund shares may be less tax-efficient than investments in more conventional ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund may effect its redemptions wholly or partly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its Underlying Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Credit Risk. Debt securities, such as bonds, are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt securities are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price, and the Fund’s performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

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Derivatives Risk. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also, at certain times, adversely affect the Fund’s ability to arrive at a fair value for certain junk bonds. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Underlying Index. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.

Index Tracking Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and (to the extent creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. The Fund’s return may also deviate significantly from the return of its Underlying Index because the Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of its Underlying Index. The Fund may not be fully invested at times as a result of (to the extent creations and redemptions are effected in cash) cash flows into the Fund or reserves of cash held by the Fund to pay expenses and (to the extent creations and redemptions are effected in cash) meet redemptions. In addition, the Fund may not be able to invest in certain securities included in its Underlying Index, or invest in them in the exact proportions in which they are represented in its Underlying Index, due to legal restrictions or limitations or a lack of liquidity on stock exchanges in which such securities trade. Moreover, the Fund may be delayed in purchasing or selling securities included in its Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices or on the prices that differ from those used in calculating the Fund’s Underlying Index, the Fund’s ability to track its Underlying Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), may also impact the Fund’s ability to replicate the performance of its Underlying Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with the return of its Underlying Index as would be the case if the Fund purchased all the securities in the Underlying Index directly.

Interest Rate Risk. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, prices of municipal securities fall, and vice versa. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

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Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Municipal Bond Risk - General. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of their portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws.

Municipal Bond Risk - Geographic. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. A substantial percentage of Fund’s assets are invested in municipal securities issued by Puerto Rico, and a portion of the Fund’s assets are also invested in municipal securities issued by Guam and the Virgin Islands. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico, Guam and the Virgin Islands than an investment company that is not so invested in issuers of Puerto Rico, Guam and the Virgin Islands. Also, the Fund’s ability to achieve its investment objective and to comply with applicable law depends on the availability of Puerto Rico and U.S. territories of Guam and Virgin Islands’ obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

Puerto Rico. The Fund invests a significant percentage of its total assets in Puerto Rican municipal securities, which are exempt from federal, [state, and where applicable, local] income taxes. The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean. Puerto Rico is currently experiencing significant financial difficulties. Although Puerto Rico’s economy is closely linked to the U.S. economy, in recent fiscal years the performance of the Puerto Rico economy has not been consistent with the performance of the U.S. economy. During the U.S. recession, tourism declined and had a negative effect on the economy and tax revenues. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations, and a high unemployment rate. As a result of Puerto Rico’s challenging economic and fiscal environment, certain securities issued by Puerto Rico and its agencies are currently considered below-investment grade securities. To the extent the Fund is invested in these securities, it may be subject to risks as described in this prospectus. If the economic situation in Puerto Rico persists or worsens, the volatility, liquidity, credit quality and performance of the Fund could be adversely affected.

Puerto Rico has had deficit financial results for the past twelve years. Its financial situation reached a critical point in May 2006, when the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations. A four-person commission of non-elected citizens was charged with resolving the fiscal crisis, the largest resolution of which was implementation of a sales tax. While Puerto Rico’s debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability that risks running out of money as early as 2014. In addition, Puerto Rico also has a significant unfunded other post-employment benefits liability. The commonwealth issued pension obligation bonds in early 2008, which helped, but have not solved the pension issues. The bonds were secured by future employer contributions.

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Puerto Rico continues to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico’s economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico’s revenues, employment and deposits in local financial institutions. The Section 936 incentives were phased out over a 10-year period ending in 2006.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Ricans would first hold a referendum asking residents if they prefer to be a self-governing commonwealth or to change the island’s status. If a majority votes for a different status, the island would then hold a second election to decide what status they want. One of these options is statehood.

Puerto Rico’s general obligation bonds have recently been downgraded by Moody’s, S&P and Fitch, and these ratings agencies have subsequently downgraded other Puerto Rican municipal issuers, with the possibility of additional downgrades if negative trends continue. These downgrades may exacerbate Puerto Rico’s current financial difficulties and the liquidity and risk profile of its outstanding bonds, which may affect the fund.

Guam. Guam’s economy is driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam’s tourism, which makes the island’s economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Tourism declined in March 2011 after the Japanese earthquake and tsunami, but the government believed that tourism was back to traditional levels as of August 2011. Despite the growth at year end, overall tourism for the 2011 year declined.

The U.S. military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. Guam had been planning for a significant buildup after a relocation military officers and their dependents to Guam from Okinawa, Japan sometime between 2014 and 2018. However, it now appears that this will not happen to the extent originally planned.

Guam’s overall financial condition has deteriorated due to a number of misfortunes, mismanagement and economic weakness. Natural disasters, the economic crisis in Japan, and the terrorist attacks of September 11, 2001 have all contributed to Guam’s financial hardship. Guam has had negative financial results for most of the past decade. Guam has accumulated budget deficits in recent years. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. Even though Guam has identified several steps that can be taken to improve its financial condition, successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory’s financial picture, but it is unclear whether Guam will be able to erase its fiscal deficits in the foreseeable future.

The Virgin Islands. Wealth levels in the Virgin Islands remain significantly below those realized in the United States, although per capita income has been increasing. The economy of the Virgin Islands is driven by tourism, which typically accounts for approximately 80% of gross domestic product and a significant share of employment. The local tourism industry declined significantly after the terrorist attacks of September 11, 2001, the global financial crisis and U.S. recession.

The Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of General Fund revenues. In recent years, the Virgin Islands government has faced budget imbalances. Securitized tax revenues have been sufficient to cover debt service and supplement the General Fund. The government has implemented a number of deficit reducing measures, including withholding of local gross receipt taxes of government invoice payments, increasing local taxes such as property tax assessments on time-shares and gross tax receipts, exerting greater control of expenses and executing a tax amnesty for gross receipt taxes. However, there can be no assurances that an improvement will be realized. In June 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants would be awarded contingent on several financial performance and accountability standards being met that demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

The Northern Mariana Islands. The Northern Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (“CNMI”) at the top of the list of economic growth worldwide. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage. However, in 2005 when the World Trade Organization (“WTO”) eliminated quotas on apparel imports from other textile producing countries, the CNMI lost its main competitive advantage. In 2007, the CNMI’s immigration and minimum wage laws were federalized. The CNMI must now follow all U.S. immigration and minimum wage laws. The minimum wage which was $3.05 has been increasing by $0.50 each year until 2015 when it reaches the current U.S. minimum wage. This has raised the production costs to a level that renders the garment industry uncompetitive. The CNMI continues its heavy dependence on Asian markets for tourism. The CNMI’s financials have been in a deficit position since 1994. The CNMI has a history of not adopting budgets which means it spends at the prior budget’s levels, which in some cases were four years old.

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Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Further, the Fund does not attempt to take defensive positions under any market conditions, including during declining markets.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. The NAV of the shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on [ ] (the “Exchange”). The Adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater. The Underlying Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate the Underlying Index could have a negative effect on the Fund.

Securities Market Risk. The prices of securities in the Fund are subject to risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or [state] income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Information Regarding the Underlying Index

The S&P Municipal Bond Puerto Rico Index was created on [      ]. The Underlying Index is rebalanced monthly. Additions, deletions, and other changes to the Underlying Index arising from the monthly rebalancing are published, after the close of business, three days prior to the last business day of the month. Publicly available information, up to and including the close on the fourth business day preceding the rebalancing date, is considered in the rebalancing.

The Adviser, the Sub-Adviser, the Sponsor and their affiliates were not involved in the creation or commission of the Underlying Index and do not provide input to the Index Provider concerning the construction or eligibility criteria of the Underlying Index. As of December 18, 2014, the Underlying Index comprised 723 constituents. Additional information about the Underlying Index may be reviewed on the following website: www.spindices.com.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at [www.everico.com].

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Management of the Fund

Adviser. Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013. The Adviser was formed in 2009 and provides investment advisory services to other ETFs. The Adviser serves as investment adviser to the Fund and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Trust’s Board of Trustees (“Board”). The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of [   ] on the average daily net assets of the Fund. Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Sub-Adviser. [       ], sub-adviser to the Fund, is a [       ]. The Sub-Adviser is located at [       ]. The Sub-Adviser is responsible for, among other things, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Underlying Index, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly, at an annual rate of [   ]% on the average daily net assets of the Fund, subject to a $___________ minimum fee.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser will be available in the Fund’s [Annual/Semi-Annual] Report to Shareholders for the period ended ____________, 2015.

Sponsor. The Adviser has entered into a Fund Sponsor Agreement (the “Agreement”) with Eve Capital, LLC (the “Sponsor”). Under the Agreement, the Sponsor and the Adviser agree to sub-license the use of the Underlying Index to the Fund and the Sponsor assumes the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses. The Sponsor provides marketing support for the Fund including, but not limited to, distributing the Fund’s materials and providing the Fund with access to and the use of the Sponsor’s other marketing capabilities, including communications through print and electronic media discussing the Underlying Index and the benefits of tracking the performance of Puerto Rico municipal bonds. For its services the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, at the following rates as a percentage of the average daily net assets of the Fund: [   ].

The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index, or otherwise act in the capacity of an index provider.

Management of the Fund’s Sub-Adviser

The Trust and the Adviser have requested exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the Board’s approval) to change or select new sub-advisers without obtaining shareholder approval. The relief would also permit the Adviser to materially amend the terms of an agreement with a sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any sub-adviser changes. Unless and until such exemptive relief is granted, shareholder approval will be required for changes in a sub-adviser agreement or for the addition of a new sub-adviser. There can be no assurance that the Fund or the Adviser will be able to obtain the requested relief.

Portfolio Manager

The Fund’s portfolio is managed by [         ]. [         ] has managed the portfolio since its inception in 2015.

[         ]

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

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Buying and Selling Fund Shares

Fund shares are listed for secondary trading on the [       ] (the “Exchange”). When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV. The IOPV calculations are estimates of the value of the Fund’s NAV per share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Fund shares. However, the Board has determined that no payments pursuant to the Distribution and Service Plan will be made for at least the first twelve (12) months of operation. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Any forgone 12b-1 fees during the initial 12 months will not be recoverable during any subsequent period. Because these fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Dividends and Distributions

Fund Distributions

The Fund pays out dividends from its net investment income to investors at least quarterly. The Fund distributes any net capital gains, if any, annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own the Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

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Taxes

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

The Fund intends to elect to be treated and intends to qualify annually as a RIC under Subchapter M of the Code including by complying with the applicable qualifying income and diversification requirements applicable to RICs under Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on June 30 of the calendar year, and (iii) any undistributed amounts described in (i) and (i) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund were not to qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least quarterly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

The Fund intends to invest a sufficient portion of its assets in tax-exempt municipal obligations so that it will be permitted to pay “exempt-interest dividends” (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional shares, ordinarily will constitute income exempt from regular federal income tax. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax.

Distributions of any taxable net investment income, including any net short-term capital gains, are taxable as ordinary income. In general, taxable distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. After 2012, long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its gross assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns. Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares.

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Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of shares is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short -term capital gain or loss if held for one year or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. The ability to deduct capital losses may be limited. To the extent that a shareholder’s shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less. If you create or redeem Creation Units, you will be sent a confirmation statement showing how many shares you created or sold and at what price.

Medicare Tax. For taxable years beginning after December 30, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Certain of the Fund’s investment practices, including derivative transactions and hedging activities, generally, as well as the Fund’s investments in certain types of securities, including Component Securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of the Fund’s investments in Component Securities and similar debt instruments will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

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Investments in below investment grade Component Securities and other debt instruments that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Interest and other income received by the Fund from investments outside the U.S. may be subject to withholding

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to the ex-dividend date for a distribution, you generally will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund (or your broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of the Fund (including through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

The Fund (or your broker or other financial intermediary through which you own your shares) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or the intermediary) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or the intermediary) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

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Special Considerations for Purchase and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof generally will recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities or other debt instruments may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities or other debt instruments generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax advisor with respect to the tax treatment to them of any creation or redemption transaction.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND AND ITS SHAREHOLDERS, INCLUDING FOREIGN SHAREHOLDERS, CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

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Index Provider

The EVE/S&P Municipal Bond Puerto Rico ETF is based on the S&P Municipal Bond Puerto Rico Index, provided by S&P Dow Jones Indices LLC, a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. The Index Provider is not affiliated with the Trust, the Adviser, the Sub-Adviser, the Sponsor, the Distributor, or any of their respective affiliates. Further information about the Index Provider and the Underlying Index is available at http://us.spindices.com.

The Underlying Index referenced herein is the property of S&P Indices and has been licensed for use in connection with the Fund. Each party acknowledges and agrees that the Fund is not sponsored, endorsed or promoted by the Index Provider. The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to the Underlying Index or any data included therein or relating thereto, and in particular disclaim any warranty either as to the quality, accuracy and/or completeness of the Underlying Index or any data included therein, the results obtained from the use of the Underlying Index and/or the composition of the Underlying Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in the Underlying Index at any particular time on any particular date or otherwise.

The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Underlying Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein. The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Fund, the ability of the Underlying Index to track relevant markets’ performances, or otherwise relating to the Underlying Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Underlying Index. No party purchasing or selling the Fund, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Underlying Index. The Index Provider and its affiliates may deal in any obligations that compose the Underlying Index, and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Underlying Index did not exist, regardless of whether such action might adversely affect the Underlying Index or the Fund.

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Additional Information

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in ETFs offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an over-allotment within the meaning of Section 4(a)(3) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available at [www.everico.com] upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past four quarters, as applicable, can be found at [www.everico.com].

Exchange Traded Concepts Trust
2545 South Kelly Avenue, Suite C
Edmond, Oklahoma 73013

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND

To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	[ ]
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:	Exchange Traded Concepts Trust
2545 S. Kelly Ave., Suite C
Edmond, OK 73013

Visit:	[www.everico.com]

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263

SUBJECT TO COMPLETION, DATED JANUARY 21, 2015

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

EVE/S&P MUNICIPAL BOND PUERTO RICO ETF
TICKER SYMBOL: [             ]
(THE “FUND”)

a series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

_______________, 2015

Principal Listing Exchange for the Fund: [              ]

Investment Adviser:
Exchange Traded Concepts, LLC

Sub-Adviser:
[            ]

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI should be read in conjunction with the Fund’s prospectus, dated ____________, 2015 as may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by writing the Fund’s Distributor, SEI Investments Distribution Co. at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Fund’s website at [www.everico.com], or by calling [                 ].

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS	1
SPECIAL CONSIDERATIONS AND RISKS	25
INVESTMENT RESTRICTIONS	26
EXCHANGE LISTING AND TRADING	28
MANAGEMENT OF THE TRUST	29
OWNERSHIP OF FUND SHARES	36
CODES OF ETHICS	36
PROXY VOTING POLICIES	36
INVESTMENT ADVISORY AND OTHER SERVICES	37
THE PORTFOLIO MANAGER	38
THE DISTRIBUTOR	38
THE ADMINISTRATOR	40
THE CUSTODIAN	40
THE TRANSFER AGENT	40
LEGAL COUNSEL	41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	41
DESCRIPTION OF SHARES	41
LIMITATION OF TRUSTEES’ LIABILITY	42
BROKERAGE TRANSACTIONS	42
PORTFOLIO TURNOVER RATE	43
BOOK ENTRY ONLY SYSTEM	43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	45
PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS	45
DETERMINATION OF NET ASSET VALUE	52
DIVIDENDS AND DISTRIBUTIONS	53
FEDERAL INCOME TAXES	53
EXHIBIT A	63
EXHIBIT B	70

i

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series. The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Exchange Traded Concepts, LLC (the “Adviser”) serves as investment adviser to the Fund. [       ] (the “Sub-Adviser”) serves as the sub-adviser to the Fund. The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Municipal Bond Puerto Rico Index (the “Underlying Index”).

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities included in its Underlying Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares are listed on the [       ] (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ NAVs. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed Creation or Redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of [       ] of the net asset value per Creation Unit, inclusive of any transaction fees charged (if applicable).

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

CONCENTRATION

The Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Underlying Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

NON-DIVERSIFICATION

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of their assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of the Fund’s Underlying Index and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of outstanding voting securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the voting securities of a single issuer if the issuer has a relatively small public float as compared to other components in its Underlying Index.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

MUNICIPAL SECURITIES

General. The Fund will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY PUERTO RICO

Because the Fund currently invests primarily in Puerto Rico municipal securities, the ability of Puerto Rican municipal issuers to continue to make principal and interest payments may affect the Fund’s performance. The ability to make these payments is dependent on economic, political, and other conditions. Below is a discussion of certain conditions within Puerto Rico. It is not a complete analysis of every material fact that may affect the ability of Puerto Rican municipal issuers to meet their debt obligations or the economic or political conditions within Puerto Rico and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund. In addition, the disclosure below reflects only the information available to the Fund as of October 30, 2014. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things. The Fund generally only updates this information annually and therefore the disclosure may not reflect any new or different information that becomes available.

Certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties. Beginning in February 2014, the credit ratings of Puerto Rico’s general obligation bonds and Puerto Rico guaranteed bonds, as well as the ratings of most of Puerto Rico’s public corporations, were lowered (more than once in most cases) to non-investment grade by Standard & Poor’s (“S&P”), Moody’s Investor Service (“Moody’s”), and Fitch Ratings (“Fitch”). This has had an adverse effect on Puerto Rico’s financing costs. In February 2014, the credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. As of July 11, 2014, S&P rated Puerto Rico’s general obligation debt at BB, with a negative outlook. As of July 1, 2014, Moody’s rated the island’s general obligation debt B2, with a negative outlook. As of July 9, 2014, Fitch rated the commonwealth at BB-, with a negative outlook.

These downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including 18 budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect the Fund’s investments and its performance.

The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean, with an estimated population of 3.6 million. Puerto Rico’s economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession in 2006 ahead of the mainland, and Puerto Rico has yet to recover. The island’s unemployment rate at fiscal year-end 2009 was 13.7% before growing to a high of 16.3% at fiscal year-end 2010. It has dropped over the past few years to 14.3% at fiscal year-end 2014. According to the Puerto Rico Planning Board’s latest projections, made in April of 2014, it is projected that Puerto Rico’s real gross national product (“GNP”) for fiscal years 2014 and 2015 will increase by 0.1% and 0.2%, respectively. However, the monthly economic indicators for the whole fiscal year 2014 indicate that the final GNP figures for that fiscal year may end up lower than the last projection presented by the Puerto Rico Planning Board. The Planning Board’s forecast for fiscal year 2014 took into account the estimated effect of the projected growth of the United States economy, tourism activity, personal consumption expenditures, federal transfers to individuals and an increase of investment in construction. The Planning Board is expected to publish a revision of this forecast during the second quarter of fiscal year 2015. GNP grew by 0.9% and 0.3% in fiscal years 2012 and 2013, respectively, but the economy contracted 2.9%, 3.8%, 3.6% and 1.6% in years 2008, 2009, 2010 and 2011, respectively.

Total non-farm employment (seasonally adjusted) decreased by 1.3% during fiscal year 2014, though a 0.4% increase was recorded in the total payroll non-farm employment during the first three months of fiscal year 2015. Non-farm employment declined an estimated 2.7% in 2013 after growth of 0.8% in 2012. The largest employment sectors include services (36%), government (26%), trade (19%) and manufacturing (8%). Tourism, which is included in the services number, is 8% of total employment. While the manufacturing sector only makes up 8% of employment, it is the largest sector in terms of gross domestic product. The manufacturing sector has undergone some major changes. Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with manufacturing employment declining 37% from fiscal years 2007 to 2013.

Tourism, an important component of the Puerto Rico economy, had improved through early 2008. However, with the U.S. recession, tourism slowed down, having a negative effect on Puerto Rico’s economy and tax revenues. Average fiscal year hotel occupancy rates previously peaked at 71.7% in 2007 before dropping to 66.2% in 2009. Hotel occupancy has been slowly rebounding and the average occupancy rate in tourist hotels during fiscal year 2014 was 72.3%, a slight decrease of 0.4% from the prior fiscal year. Total hotel registrations dipped from 2007-2009, but increased 5.1% in fiscal year 2010, 5.6% in 2011 and 9.1% in 2012. For fiscal year 2014, hotel registrations increased 1.8% over the number of persons registered during fiscal year 2013.

Puerto Rico has had deficit financial results for well over a decade. The deficit operations resulted from incorrect revenue assumptions, underestimated spending levels, lack of financial management, poor collection rates and a weak economy, among other things. The Fortuño Administration took over in January 2009, with the challenge of dealing with a projected $3.2 billion deficit for fiscal year 2009. The Governor announced and began implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan to comprehensively overhaul the government, both financially and organizationally. The main components of the plan included job cuts, several temporary tax increases, increased tax enforcement, a reorganization of the government and a combination of the federal and a local stimulus plan. This administration made improvements, but the commonwealth still had deficit operations and required the use of debt to meet annual spending needs.

In January 2014, the Padilla Administration took office. In its first year in office, the administration has increased and extended the excise tax which was being phased out, increased the sales tax base, increased several taxes and passed sweeping pension reform. The original fiscal year 2014 budgeted expenditures totaled $9.770 billion, excluding $575 million in general obligation debt service to be refunded with the proceeds of the Series 2014 Bonds. The budget contemplated $245 million in new deficit financing from the Government Development Bank of Puerto Rico (“GDB”) which, when added to the $575 million general obligation debt refunding, resulted in a total projected budget deficit of $820 million. The budget was subsequently amended to total $9.245 billion in expenditures (excluding the $575 million in general obligations debt service refunding) as follows: (i) in February of 2014, the Puerto Rico Legislative Assembly approved a reduction of $170 million in various appropriations, including but not limited to the elimination of certain reserve and contingency accounts, a reduction in program appropriations that were not a priority, and a reduction in the operating budget of agencies chargeable to the General Fund; and (ii) in June of 2014, the Governor signed Executive Order 29-2014, which ordered cuts in appropriations totaling $355 million: a reduction in the appropriation for rent payments to the Public Buildings Authority of $24 million, a reduction in the appropriation to the Employees Retirement System required by the pension reform of $84 million, and a reduction in the appropriation for the payment of loans to the GDB of $247 million. These reductions may adversely affect the liquidity of these entities.

The difference between preliminary General Fund budgetary revenues of $9.037 billion (which are still subject to audit and other year-end adjustments) and preliminary General Fund budgetary expenditures of $9.126 billion (which are still subject to audit and other year-end adjustments) (excluding the $575 million of general obligation debt service refunding) is equal to $89 million. This budget deficit was funded by a loan from GDB. If the $575 million general obligation debt service refunding is included, the total amount of the fiscal year 2014 budget deficit was $664 million. This number is subject to audit and other year-end adjustments, and the actual deficit may be materially different from this amount.

The budget for fiscal year 2015 was signed by the Governor on July 1, 2014. The budget provides for General Fund expenditures of $9.565 billion. This represents an increase of $320 million over the final budget for fiscal year 2014 ($9.245 billion), but a reduction of $205 million when compared with the original budget for fiscal year 2014 of $9.770 billion. The fiscal year 2015 budget includes incremental debt service on Puerto Rican general obligations of $581 million, which when considered together with the $205 million reduction in total expenditures, results in an aggregate decrease of $786 million in appropriations other than debt service. The fiscal year 2015 General Fund budget does not include any deficit financing as a source of funds, and does not include any refinancing of general obligation debt (although it includes $344 million of capitalized interest funded with a portion of the proceeds of previously issued general obligation bonds). No assurance can be given, however, that Puerto Rico will be able to achieve a balanced General Fund budget in future years, particularly in light of higher debt service obligations starting in fiscal year 2016, higher pension contributions required to fund pensions benefits and other cost escalators.

In June 2014, Governor Padilla signed into law the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Act”), citing a "fiscal emergency" relating to certain of its public corporations. According to the Governor, the Act is meant to provide a legal framework that can be used by certain Puerto Rico public corporations, including Puerto Rico Electric Power Authority (“PREPA”), to seek protection from creditors and to reorganize and restructure their debt should they become insolvent. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. Other than the newly enacted Act, no statute expressly allows Puerto Rico to pursue a public bankruptcy or reorganization. The Act, by its terms, does not apply to the Commonwealth's general obligation debt, sales tax-backed bonds (COFINA) or the debt of other agencies that is implicitly or explicitly backed by the Commonwealth. The Fund is permitted to invest in all types of Puerto Rico bonds, including those covered by the Act.

The Act is intended to provide insolvent public corporations a way to restructure their debts. Among other things, the Act would allow a minority of bondholders to bind the entire class of such holders and would allow investor collateral to be used for other purposes. In the event that a public corporation becomes insolvent and takes advantage of the Act, holders of such public corporation's debt, such as the Fund, could lose certain of their rights as creditors of the public corporation. Bondholders likely would not receive timely payment of all principal and interest due to them, and in some cases, may not receive any further payments of principal and interest. In addition, the value of such debt would be impacted, which could affect the Fund's liquidity and performance. The passage of the Act has impacted and may continue to impact adversely the market prices of many Puerto Rico securities. In addition, subsequent to the Act's passage, rating agencies further downgraded the ratings of Puerto Rico and many of its public corporations and authorities. The Act is currently being challenged in federal court on the basis that it is unconstitutional and not enforceable. The results, timing and course of such litigation is uncertain, cannot be predicted and could change quickly and without notice, such that the disclosure above may not reflect any new or different information that becomes available.

As of March 2014, Puerto Rico’s total public sector debt topped $72 billion. This figure includes not just general obligation debt but also debt secured by sales taxes as well as its public corporations and municipalities. Puerto Rico’s debt per capita levels are at the higher end of the spectrum compared to U.S. states for two primary reasons. First, Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. And second, the commonwealth has relied on the capital markets for funding of current year expenses. Puerto Rico’s government debt (direct government debt) has a first claim on available revenues under its Constitution.

As of June 30, 2012, Puerto Rico continued to maintain a very large unfunded pension liability and its primary pension fund had an estimated funded ratio of just 5%. It also had an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion. The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions. In March 2013, the governor and legislature approved sweeping pension reforms to its general retirement system which should help mitigate the huge increases in annual funding required of the government when assets are depleted. This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million. The pension reforms were challenged, but the Puerto Rico Supreme Court upheld their constitutionality in June 2013. In late 2013, the governor and legislature approved reform to the Teachers Retirement System which were quickly challenged. In April 2014, the Puerto Rico Supreme Court ruled the reforms were unconstitutional and the governor has yet to comment on any alternative plans. Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

On August 14, 2014, PREPA, which has been experiencing significant financial difficulties, entered into forbearance agreements with certain bondholders, certain banks and GDB. Among other things, the banks agreed to extend the maturity of their loans until March 31, 2015, and all lenders party to the agreements agreed to forbear from exercising their rights against PREPA resulting from certain specified defaults until March 31, 2015. Pursuant to the forbearance agreements, PREPA appointed a restructuring officer, whose mandate is to work alongside PREPA’s executive director to develop, organize and manage a financial and operational restructuring of PREPA. PREPA is also required to deliver a restructuring plan acceptable to the forbearing creditors by March 2, 2015.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Rico would first hold a referendum asking residents if they prefer to be a self-governing commonwealth or to change the island’s status. If a majority were to vote for a different status, the island would then hold a second election to decide what status they want. One of these options would be statehood. The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status. It is not clear what the timeline, outcome or repercussions could be of such a vote.

CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY GUAM

As of the 2010 Census, Guam had a population of approximately 160,000. Guam's economy is heavily dependent upon revenues from tourism and U.S. federal and military spending. As a result, economic problems or factors that adversely impact these sources of revenue may have a negative effect on the value of Guam's municipal securities, which may reduce the Fund’s performance.

During the last recession, Guam experienced a significant economic downturn. While some signs of improvement have appeared, this recovery may be slow as Guam continues to face significant fiscal challenges, including a high unemployment rate and sluggish growth in the tourism industry. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn in the United States or countries such as Japan, China, or Korea, which provide large sources of tourism to the island, could significantly impact the finances of Guam and, therefore, its municipal securities. Moreover, the level of public debt in Guam may affect long-term growth prospects and could cause Guam to experience financial hardship. As a result of these and other factors, Guam has faced fiscal stress in recent years.

There can be no guarantee that Guam's economic and fiscal conditions will improve or that future developments will not have a materially adverse impact on Guam's finances. Any deterioration in Guam's financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by Guam, which could reduce the Fund’s performance.

Guam's civilian labor force consists of more than 71,000 individuals. This figure includes citizens of the Federated States of Micronesia, and the Republic of Marshall Islands, who are authorized by compact to accept employment in the United States and also, citizens of the Republic of Palau who are authorized by covenant to accept employment in the United States. As of March 2014, Guam had an unemployment rate of approximately 7.4%, which was down from a recent high of 14.6% in June 2013. Guam's unemployment rate was above the national average of 6.7% in March 2014.

Approximately 75% of Guam's workforce is employed in the private sector, with the remainder employed by the federal and local government. As of September 2014, Guam's private sector added 740 jobs over prior year’s figures. Some of the employment growth in the private sector was the result of increased activity in Guam's construction, retail, and services industries. The services industry saw the largest increase in employment during the year, generating 440 new jobs over the previous year. Federal employment decreased by 40 jobs in FY2013, while the local government lost 160 jobs during that period.

According to the United States Department of Commerce, Guam's gross domestic product grew from $4.207 billion in 2007 to $4.882 billion in 2013. The 2013 GDP figure consists of approximately $3.1 billion of personal consumption expenditures, $3.1 billion of government consumption expenditures and gross investment, and $281 million of private fixed investment. This GDP figure is offset by approximately $1.68 billion of net exports. The Department of Commerce also estimates that Guam's real per capita GDP, measured in 2005 dollars adjusted for inflation, grew from $24,930 in 2007 to $25,852 in 2014.

Guam's real GDP increased 0.6% in 2013 and 0.5% in2 012. For comparison, real GDP for the United States (excluding territories) increased by 1.8% in 2013 and 2.5% in 2012. The growth in Guam’s economy reflected an increase in private fixed investment that was partly offset by a decrease in exports of services.

Tourism has represented the primary source of income for Guam's economy for over twenty-five years. Visitor arrivals rose to over 1,000,000 travelers for the first time in 1994 and have remained near or above that level ever since. The number of annual visitors to Guam increased from 856,931 in FY2003 to 1,337,665 in FY2013, which represented an average annual increase of 1.9%.

Historically, Japanese tourists have accounted for the largest share of visitors to Guam. Accordingly, Guam's economy may be affected by economic conditions in Japan that reduce visits to the island. For example, arrivals for 2009 declined relative to 2008 due to a spike in diagnoses of the H1N1 virus in Japan in early 2009. After visitor arrivals increased approximately 14% from 2009 to 2010, arrivals for 2011 declined following the natural disasters that struck Japan in March 2011. The weaker yen since September 2012 reduced Japanese visitors to Guam by 3.9% in 2013 compared to 2012. In 2013, Guam received 893,118 arrivals from Japan, compared to 929,229 in 2012.

Although Japanese tourists still accounted for over 66.9% of all visitors to Guam in 2013, the total share of Japanese visitors has declined in recent years as the U.S. has implemented visa waiver programs for more countries. As a result, Guam has attracted new visitors from South Korea, China, and Russia. Increased visits from tourists representing a more diverse pool of countries may reduce the impact of events, such as natural disasters, increased taxes, or weakening of the local currency, that may prevent Japanese tourists from visiting Guam.

The United States' military presence on Guam also contributes significantly to the island's economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the United States. As of 2013, approximately 5,800 active duty military personnel were stationed on Guam. In 2006, the United States and Japan reached an agreement to relocate certain U.S. military forces and their dependents from Japan to Guam by 2014. Following the agreement, the level of active duty military personnel in Guam increased slightly between 2007 and 2010, hitting a peak of more than 6,500 in 2008. In the years following 2010, however, Guam began to experience a decrease in U.S. military personnel as the plan to relocate certain forces from Japan to Guam was delayed. Due to the high cost of relocating military personnel to Guam and federal budget concerns, the proposed U.S. military build-up in Guam is now expected to begin after 2018. In addition, the expected size of the build-up has decreased. Recent proposals project that the U.S. Navy will relocate approximately 4,700 marines and 1,300 dependents from Japan to Guam over a 12-year period, rather than the approximately 8,600 marines and 9,000 dependents originally projected. It is expected that the costs related to the development and construction of facilities accommodating the build-up will be funded by the federal government and the government of Japan. The bulk of related construction is currently expected to occur in 2017 and 2018. Although the proposed relocation may improve economic conditions in Guam, there can be no guarantee that the proposed relocation will occur or to what extent Guam's local economy will benefit from any relocation.

On January 31, 2014, the Governor of Guam presented his executive budget for FY2015 ("Proposed Budget"). The Proposed Budget calls for total appropriations of $863.8 million, an increase of $59.1 million (7.3%) from budgeted expenditures in FY2014. The Proposed Budget projects total gross revenues for the General Fund of $778.7 million, which would represent an increase of $55.8 million (9.3%) from the budgeted revenues for FY2014. Total net General Fund revenues, after taking into account mandatory set asides, amount to $646.2 million for FY2015, which would represent an increase of $55.2 million (9.3%) from net General Fund revenues for FY2014. The Proposed Budget also projects Special Fund revenues of $174.4 million and Federal Matching Grants-in-Aid of $43.3 million, representing a 3.2% increase and 2.0% decrease from FY2014, respectively.

Under the Proposed Budget, the executive branch would receive $306.9 million from the General Fund to fund various government programs and priorities. From this total, the Proposed Budget would allocate $57.8 million to the Department of Public Health and Social Services, $33.9 million to the Guam Police Department, and $33.5 million to the Guam Fire Department. These allocations would represent increases of approximately 7.7%, 21.3%, and 21.5%, respectively, from budgeted totals for FY2014. The Proposed Budget would also include a continuing appropriation of approximately $78.8 million to pay debt service costs on Guam's outstanding debt obligations. If enacted, this appropriation would represent an increase of approximately $10.6 million (15.6%) from the budgeted total in FY2014.

On September 5, 2014, the Governor signed into law Guam's budget for FY2015 ("Enacted Budget"). The Enacted Budget largely follows the recommendations included in the Proposed Budget. The Enacted Budget projects total net General Fund revenues, after taking into account mandatory set asides, of $648 million, which represents an increase of approximately $56.9 million (9.6%) from the budgeted revenues for FY2014. This increase in revenues is due primarily to projected increases of $3.6 million from individual income tax collections, $21.7 million from corporate income tax collections, and $14.5 million from business privilege tax collections. Notably, the Enacted Budget included a continuing appropriation of $78.4 million to pay debt service costs on Guam's outstanding debt, which is an increase of $10.3 million (15.1%) from the budgeted amounts for FY2014.

Guam is prohibited from authorizing or allowing the issuance of public debt in excess of 10% of the assessed tax valuation of the property in Guam. Public debt does not include bonds or other obligations payable solely from revenues derived from any public improvement or undertaking, and obligations for the payment of which appropriations are required on an annual basis. As of the most recent available valuation, the public debt of Guam may not exceed $1.14 billion. According to the most recent government audit report, the Government of Guam had total outstanding public debt of approximately $1.11 billion at the end of FY2013. In addition, Guam may also obtain other financing sources that are not subject to the debt ceiling, such as notes payable and other loans not backed by the full faith of general government taxes and revenues. As of the end of FY2013, Guam's total indebtedness, including sources not subject to the debt ceiling, equaled approximately $1.57 billion.

Guam, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against Guam might require Guam to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of Guam to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

As of November 18, 2014, Guam's general obligation debt was assigned a rating of BB- by Standard & Poor's Rating Services. This rating reflects only the views of Standard & Poor's Rating Services, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by Guam or its political subdivisions, instrumentalities and authorities.

CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY AMERICAN SAMOA

American Samoa is part of the Samoan Islands chain in the South Pacific Ocean and is the southernmost territory of the United States. The population of American Samoa is approximately 54,000, most of whom live on the largest island of Tutuila. The economy of American Samoa relies on funding from the U.S. government. The largest private sector of the economy is tuna fishing and tuna canning. As of October 2014, American Samoa has introduced legislation that, among other things, would update the bond issuing capability of the American Samoa Economic Development Authority and authorize the issuance of general obligation bonds.

CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY THE VIRGIN ISLANDS

The United States Virgin Islands ("Virgin Islands") is an unincorporated territory of the United States with separate executive, legislative and judicial branches of government. In 2013, the population of the Virgin Islands was estimated at 104,563, a decrease of 9.7% from 2008. The economy of the Virgin Islands is heavily dependent upon revenues from tourism. Major sectors of the Virgin Islands' economy include the trade, transportation and utilities sector, the retail trade sector, and the government sector. As these sectors represent the largest share of employment in the Virgin Islands, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Virgin Islands' municipal securities, which may reduce the performance of the Fund.

During the last recession, the Virgin Islands experienced a significant economic downturn. While some signs of improvement have appeared, any recovery may be slow as the Virgin Islands continues to face significant fiscal challenges including a rising unemployment rate and declining government revenues. Furthermore, the economic outlook in the rest of the United States remains uncertain. Another economic downturn in the United States could significantly impact the finances of the Virgin Islands and, therefore, its municipal securities. Moreover, the level of public debt in the Virgin Islands may affect long-term growth prospects and could cause the Virgin Islands to experience increased financial hardship. As a result of these and other factors, the Virgin Islands has faced fiscal stress and budgetary shortfalls in recent years.

There can be no guarantee that economic and fiscal conditions in the Virgin Islands will improve or that future developments will not have a materially adverse impact on the finances of the Virgin Islands. Any deterioration in the Virgin Islands' financial condition may have a negative effect on the value of the securities issued by the Virgin Islands, which could reduce the performance of the Fund.

The civilian labor force of the Virgin Islands consists of approximately 47,000 individuals. As of August 2014, the Virgin Islands had an unemployment rate of approximately 13.4%, which is below the recent high of 13.9% in September 2013. The Virgin Islands' unemployment rate was significantly above the national average of 6.1% in August 2014.

In 2003, the unemployment rate in the Virgin Islands rose to 9.4% due primarily to the cessation of construction projects at the HOVENSA oil refinery in St. Croix. The construction projects employed approximately 2,000 construction workers. However, between 2003 and 2008 the unemployment rate steadily declined to 5.8%. Partly as a result of the global financial crisis, the average annual unemployment rate has increased each year since 2009, reaching 7.6%, 8.1%, 8.9%, 11.7%, and 13.4% in 2009, 2010, 2011, 2012, and 2013, respectively.

According to the U.S. Department of Commerce, the Virgin Islands' gross domestic declined from $4.853 billion in 2007 to $3.792 billion in 2013. The 2013 GDP figure consisted of approximately $2.411 billion of personal consumption expenditures, $1.06 billion of government consumption expenditures and gross investment, and $230 million of private fixed investment. The Virgin Islands' GDP was offset by approximately -$68 million of net exports, reflecting a decrease in exports of goods. The Department of Commerce also estimated that the Virgin Islands' per capita real GDP declined from $42,162 in 2007 to $33,375 in 2013.

The Virgin Islands' real GDP decreased by 5.4% in 2013. For comparison, the real GDP for the United States (excluding territories) increased by 2.2% in 2013. The Virgin Islands' GDP fell in 2013 due, in part, to decreases in exports of goods and consumer spending.

In January 2012, the operators of the HOVENSA oil refinery announced that they would close the refinery, laying off approximately 1,200 employees and 950 subcontractors. At the time of its closure, HOVENSA was the third largest oil refinery in the western hemisphere and the largest private employer in the Virgin Islands. The closure of the oil refinery is estimated to represent a $580 million reduction in direct gross economic output, or approximately 13% of the Virgin Islands' total gross territorial product. In addition, the HOVENSA closure is expected to cost the government of the Virgin Islands nearly $140 million in annual tax revenues. Because the HOVENSA refinery was one of the largest employers in the Virgin Islands, unemployment rates in the Virgin Islands have increased to levels not experienced in over 30 years. Due in part to this closure, real gross domestic product in the Virgin Islands decreased by 13.2% in 2012. If imports, exports, and inventory investment of the petroleum refining industry are excluded from consideration, the Virgin Islands' gross domestic product would have increased 2.6% in 2012 due primarily to the growth in rum exports.

In November 2014, Atlantic Basin Refining Inc. ("ABR") agreed, in principle, to acquire the HOVENSA refinery and all related contracts and assets. Under ABR's ownership, the refinery is expected to be reconfigured to process light sweet crude. This reconfiguration is expected to take approximately two years. ABR is scheduled to meet with the Virgin Islands' Legislature to discuss an operating agreement with the government regarding the terms and conditions of rebuilding and restarting the refinery. The operating agreement is subject to a vote by the Legislature, and the completion of the acquisition of HOVENSA is subject to various other conditions. At this time, is not possible to project what impact the acquisition and reconfiguration of HOVENSA will have on the Virgin Islands' economy.

In addition, signs of encouragement from the tourism market began to emerge in 2012. The tourism industry accounts for nearly 60% of the GDP of the Virgin Islands. Typically, over two and a half million individuals visit the Virgin Islands each year via cruise ship and air arrivals. After decreasing by approximately 16% between 2007 and 2009, total visits to the Virgin Islands rebounded between 2010 and 2012, surpassing pre-recession levels in both 2011 and 2012. In 2013, the Virgin Islands welcomed more than 2.69 million visitors, which was an increase of 1.8% from 2012.

The majority of the visitors arrive at the Virgin Islands via cruise ships. Although total cruise passengers decreased by approximately 21% from 2007 to 2009, total cruise passengers increased by nearly 20.3% between 2010 and 2012. In 2013, nearly 2 million cruise passenger arrived in the Virgin Islands, which was an increase of 4.9% from 2012. Based on preliminary data for the first three quarters of 2014, total cruise passenger arrivals increased 3.9% from the same period in 2013.

The United States continues to be the primary source of visitors to the Virgin Islands. Therefore, sustained gains in the tourism industry are closely related to continued economic growth in the United States. In order to expand its tourism industry and insulate the islands from potential economic declines in the United States, the Virgin Islands began increasing its tourism marketing to other countries and regions. For example, the Virgin Islands recently began a charter service from Denmark to St. Croix, which has provided growth from the Scandinavian countries. Additionally, new service from Canada, which began in FY2012, should allow the Virgin Islands to explore opportunities for an increased number of both leisure and group travelers. Continued efforts to encourage visitors from within the Caribbean region are also expected to play a significant role in growing the Virgin Islands' tourism industry in the future.

Tourism-related services continue to bolster private sector enterprises. Important private sector activities in the Virgin Islands include wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly), construction and mining activities. The agricultural sector remains small, which requires most of the territory's food to be imported. International business and financial services are a small but growing component of the economy. Telecommunications, in tandem with other emerging technologies, present growth potential as exploration continues into accessibility and speed of broadband connectivity.

Overall, the underlying fundamentals of the Virgin Islands economy are volatile. Increasing unemployment, decreasing revenues and the loss of many high-paying jobs have combined to place significant fiscal pressure on the local government. It is possible that fiscal challenges facing the Virgin Islands could impact the ability of the territory to satisfy the obligations on its outstanding debt. Any such outcome would likely reduce the value of the municipal securities issued by the Virgin Islands and its political subdivisions, instrumentalities, and authorities, which may reduce the performance of the Fund.

In recent fiscal years, the government has experienced substantial fluctuations in revenues and expenditures, as well as recurring deficits. For FY2009, the government reported an audited budgetary shortfall of $475.4 million. After taking into account transfers from other funds and other financing sources, such as bond and loan proceeds, the government reported an audited shortfall of revenues over expenditures of $83.6 million. The government ended FY2009 with a net deficit of $736.7 million on its balance sheet. Since then, the Virgin Islands' net deficit increased 89.9% to approximately $1.4 billion in FY2013.

The Virgin Islands has taken a series of actions to reduce the size of its operating budget and address its recurring operating deficit. These actions included reductions in the salaries of certain government employees, a reduction in total government personnel, a reduction in the required balance in the Insurance Guaranty Fund, and an increase in the gross receipts tax rate, among other things. Recent figures project a shortfall of revenues under expenditures of $96.3 million for FY2014. However, the government expects to meet the balance of this revenue shortfall through continuous cash flow monitoring and a reduction in allotments.

In June 2014, the Governor released his proposed budget for FY2015 ("Proposed Budget"). The Proposed Budget estimates that the Virgin Islands will have approximately $709.5 million in General Fund revenues available for appropriation in FY2015. This estimate represents an increase of approximately $2.6 million from projected FY2014 General Fund revenues. Of this total, $674.3 million is expected to come from taxes and other revenues, including $339.5 million in individual income taxes (an increase of 3.2% from projected FY2014 totals), $50 million in corporate income taxes (an increase of 12.9% from projected FY2014 totals), and $78.2 million in real property taxes (a decrease of 24.1% from projected FY2014 totals), among others. The Proposed Budget estimates $58.4 million in transfers from local funds to the General Fund, which would represent a decrease of 47.9% from FY2014 projected totals. Finally, the Proposed Budget forecasts funding from other sources, such as the Virgin Islands' revenue discovery enhancement programs, to total $132.6 million in FY2015. Total General Fund revenues are estimated to be offset, in part, by mandatory transfers out of the General Fund of nearly $155.9 million.

Against these estimated revenues, the Proposed Budget would appropriate approximately $720.5 million from the General Fund. The major drivers of General Fund spending in the Proposed Budget include $159.5 million for the Department of Education, $62.3 million for the Department of Human Services, $58.4 million for the Virgin Islands' police department, and $54.4 million to fund the operations of the Virgin Islands' judicial and legislative branches. The Proposed Budget also calls for $114.4 million in miscellaneous expenditures, which includes appropriations for various government agencies, retiree health insurance premiums, and public television. Using FY2014 appropriations as a baseline, the Proposed Budget estimates a budget gap of approximately $159.6 million for FY2015. To address this budget gap, the Proposed Budget proposes a 4% reduction in governmental department and agency appropriations as compared to FY2014, additional furlough days, and additional revenue generating initiatives.

On September 30, 2014, the Virgin Islands Legislature adopted its FY2015 budget, which set General Fund appropriations at $711 million ("Adopted Budget"). The Adopted Budget was sent to the Governor for approval. On October 13, 2014, the Governor approved portions of the Adopted Budget, while vetoing others. The Governor's vetoes are not expected to have a significant impact on General Fund revenues or appropriations.

Current law prohibits the Virgin Islands from authorizing or issuing general obligation bonds in excess of 10% of the total value of taxable property in the territory. As of July 1, 2014, the general obligation debt ceiling for the Virgin Islands was estimated to be $924.9 million. As of June 2, 2014, the Virgin Islands had approximately $753.5 million of general obligation bonds or notes outstanding. In addition, the Virgin Islands had approximately $1 billion of revenue obligations outstanding.

The Virgin Islands, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Virgin Islands might require the Virgin Islands to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Virgin Islands to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

As of November 18, 2014, Fitch Inc. maintained an implied rating of BB- on the Virgin Islands' general obligation debt. This rating reflects only the views of the respective rating agency, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Virgin Islands or its political subdivisions, instrumentalities and authorities.

CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY THE NORTHERN MARIANA ISLANDS

The Commonwealth of the Northern Mariana Islands (the "Commonwealth") is a commonwealth of the United States with a political status similar to that of Puerto Rico. As of the 2010 Census, the Commonwealth had a population of 53,883, a decrease of 22.2% from 2000. The economy of the Commonwealth is heavily dependent upon revenues from tourism and transfers from the federal government. As these sources represent a significant share of the Commonwealth's revenue, economic problems or factors that adversely impact these sources may have a negative effect on the value of the Commonwealth's municipal securities, which may reduce the performance of the Fund.

In recent years, the Commonwealth has suffered through a severe economic downturn, which continues to impact the islands. While some signs of improvement have appeared, a sustained recovery is uncertain as the Commonwealth continues to face substantial fiscal challenges including high unemployment, weak growth in its tourism industry, and large government deficits. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn in the United States or countries such as Japan, China, or Korea, which provide large sources of tourism to the islands, could significantly impact the finances of the Commonwealth and, therefore, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause the Commonwealth to experience continued financial hardship.

There can be no guarantee that the Commonwealth's economic and fiscal conditions will improve or that future developments will not have a materially adverse impact on the Commonwealth's finances. Any further deterioration in the Commonwealth's financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the Commonwealth and may jeopardize the ability of the Commonwealth to satisfy its obligations on its outstanding debt, which could reduce the performance of the Fund.

The economy of the Northern Mariana Islands has recently experienced a significant transformation that resulted in a substantial economic decline. After joining the United States in 1978, the federal government agreed to exempt the Commonwealth from federal minimum wage and immigration laws in an effort to help stimulate the Commonwealth's economy. As a result of these exemptions, the Commonwealth was able to build a large garment industry, which at one time accounted for nearly 40% of the Commonwealth's economy. The rapid growth of this industry generated significant economic growth on the islands from 1980-1995. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage.

Prior to 2005, garment manufacturers in the Commonwealth possessed a significant competitive advantage over manufactures on the U.S. mainland because workers in the Commonwealth were not required to be paid the same federal minimum wage as workers on the U.S. mainland. Although the Commonwealth was exempt from the federal minimum wage requirements, the cost of manufacturing textiles in the Commonwealth was significantly higher than the cost of producing similar goods in larger, low- cost economies such as China. However, the United States maintained import quotas and duties on textiles received from these producers, which further promoted the growth of the textile industry in the Commonwealth. At the height of the industry in 1999-2000, nearly 30 garment factories produced almost $1 billion worth of garments on Saipan alone, while employing a significant portion of the island's residents and a large number of temporary workers from the region.

Over the last several years, however, the Commonwealth's economy underwent an involuntary transformation resulting from federal policy actions that led to the dissolution of the Commonwealth's garment industry. In 2005, the United States, as part of its participation in the World Trade Organization, eliminated quotas on textile imports to the United States. Removing these quotas caused the Commonwealth to lose its main competitive advantage over low-cost manufacturers in larger Asian countries. With the new trade rules taking effect in January 2005, garment factories in the Commonwealth began to consolidate, move and close, which sent the Commonwealth's economy into a severe decline.

According to the U.S. Department of Commerce, the gross domestic product of the Commonwealth declined by approximately 64% between 2002 and 2012. Exports of goods from the islands dropped by more than 75% during this period, while annual compensation from manufacturing dropped by 96%. The decline of the garment industry, along with other weak economic performance, resulted in a significant reduction in annual revenues received by the Commonwealth over this period.

Although the Commonwealth does not track unemployment rates on the islands, estimates suggest that the jobless rate in the Commonwealth rose dramatically following the collapse of the garment industry. For example, estimates suggest that employment as a percent of the Commonwealth's population decreased from 57.1% in 2000 to 43.1% in 2007. Calculations based on the unemployment rate reported in 2000 and the change in the employment rate between 2000 and 2007 suggest that the Commonwealth's unemployment rate approached 25% in 2007. As the garment industry continued to decline through this period, it is possible that the unemployment rate has continued to rise in more recent years.

Following the collapse of the garment industry, tourism emerged as the major driver of the Commonwealth's economy. Tourism grew rapidly in the 1980s and early 1990s. Between 1978 and 1997, visitor arrivals in the Commonwealth increased from 86,700 to more than 726,000 annually, before declining to 531,000 in 2004. During this time, visitors from Japan accounted for a significant majority of arrivals, followed by Korea, the United States and China. Beginning in 2006, visitor arrivals began to decline significantly when Japan Air Lines ("JAL") decided to suspend its long-established route to the islands. At the time of JAL's departure from the Commonwealth, the airline carried nearly a third of all Japanese tourists to and from the islands. Although JAL abandoned the Commonwealth because of internal financial issues, its departure left a void in the market that has remained unfilled. As a result of JAL's departure, and other factors such as recent economic difficulties and natural disasters in Japan, total Japanese visitors to the islands declined from 376,200 in 2005 to 148,600 in 2011.

Although still below historical highs, tourism in the Commonwealth has recently shown some signs of recovery. The Commonwealth welcomed more than 430,000 visitors in 2013. This represented an increase in total visitor arrivals of 9.4% from 2012, which built upon an increase of 17.7% in 2012. Although Japan has historically been the largest source for tourists to the Commonwealth, total visitors from Japan decreased by 7.5% in 2013. This loss was made up by an increase of 9.9% in visitor arrivals from Korea, which accounted for the largest source of visitors to the Commonwealth in 2013. Growth in the tourism industry has helped the Commonwealth's overall economic performance. For example, the Commonwealth's real gross domestic product increased by 5.2% in 2012, after decreasing by 6.8% in 2011.

On May 7, 2008, the President of the United States signed the Consolidated Natural Resources Act, which transferred immigration administration from the Commonwealth to the federal government. Although the law required federal officials to tailor immigration actions to minimize any negative effect immigration action may have on the Commonwealth's economy, and to take positive steps to aid the Commonwealth's economy, Chinese arrivals to the islands declined in 2008 and 2009 by an average of 17% from the approximately 41,000 Chinese arrivals in 2007. These declines were due in large part to the anticipation of the closing of the Commonwealth's government-controlled visa system. However, with the implementation of a temporary visa waiver program in 2009, visits from Chinese tourists rebounded in 2011 and 2012. This rebound accelerated in 2013, when the Commonwealth benefited from a 35.8% increase in visitors from China. Although total visits increased in 2013, the number of visitors to the islands remained approximately 40% below peak levels reached in 1997.

The closure of the Commonwealth's garment industry and general decline in visitors to the islands, especially from Japan, are reflected in the Commonwealth's financial resources. For example, the Commonwealth's tax receipt total in 2009 was 34.3% below its 2002 level. To mitigate the impacts from these declines, the Commonwealth has obtained increased federal support in recent years. Although federal grants and programs have helped, the gap left by the loss in garment and tourism taxes has forced the Commonwealth's government to make difficult cuts to programs and services. These range from cuts to power production and facility maintenance, austerity measures for government employees, and contributions to public retirement funds. They have also led to structural deficits in the Commonwealth's finances.

In FY2013, the General Fund reported an unassigned fund deficit of $79 million, which was an increase of 1% from FY2012. For FY2013, the Commonwealth's total deficit net position decreased by $9.4 million to a deficit net position of $217.1 million. For comparison, the Commonwealth's total deficit net position is approximately 161.6% larger than the net budgetary resources available for appropriation in FY2015.

On September 16, 2014, the Governor signed into law the Commonwealth's budget for FY2015 ("Enacted Budget"). The Enacted Budget identifies total budgetary resources of approximately $170.1 million, which, after adjustments and transfers, would leave $134.3 million for appropriations during the fiscal year. These projected resources represent an increase of approximately 8.9% from budgeted FY2014 resources. The Enacted Budget includes $33.4 million for the Commonwealth's public school system, $7.2 million to fund the Department of Public Safety, $4.4 million for Northern Marianas College, and a combined total of $10.2 million to fund the legislative and judicial branches of government. The Enacted Budget also includes a $27 million appropriation to pay the Commonwealth's required employer contribution to the Northern Mariana Islands Retirement Fund, which represents an increase of 35% from the budgeted contribution in FY2014.

Unfunded liabilities of the Northern Mariana Islands Retirement Fund present a significant risk to the fiscal condition of the Commonwealth. Pursuant to law, the Commonwealth is required to make contributions to the retirement fund each year on an actuarially funded basis toward the annuities related to retirement and other benefits. In recent years, the Commonwealth has delayed or suspended payments to the retirement fund. These actions, combined with poor investment performance, have resulted in a substantial unfunded liability in the retirement fund, which was $622.6 million as of the most recent valuation date on October 1, 2010. Due to rising unfunded liabilities, the retirement fund filed for Chapter 11 bankruptcy in April 2012, which was subsequently rejected by a federal district court in June 2012. Recent projections suggest that the retirement fund will go bankrupt in the near future if additional measures are not taken to increase the retirement fund’s assets or decrease its liabilities.

As of September 30, 2013, the Commonwealth had $97.7 million in long-term debt outstanding, which represents a net decrease of $2.9 million (2.9%) from the prior year. The expected annual debt service requirements on the Commonwealth's general obligation bonds was $8.5 million for FY2014 and $8.5 million in FY2015. These figures may not reflect the actual amount appropriated for debt service in a given fiscal year.

The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

As of November 18, 2014, no national ratings agency maintained a credit rating for the general obligation debt of the Commonwealth.

HIGH YIELD SECURITIES

A significant portion of the Underlying Index may be comprised of and, therefore, the Fund may invest a significant portion of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ZERO COUPON BONDS

Zero coupon bonds make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality.

RESTRICTED SECURITIES

The Fund may invest in restricted securities. Restricted Securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser. In reaching liquidity decisions, the Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

•
U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•
Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•
U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of Shares.

BORROWING

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Sub-Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the borrowing Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the borrowing Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to a Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Fund may invest in reverse repurchase agreements, the use of reverse repurchase agreements is not a principal strategy of the Fund.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

The Fund may utilize futures contracts, options contracts and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may purchase and sell put and call options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Restrictions on the Use of Futures and Options. In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to Rule 4.5 of the Commodity Exchange Act (“CEA”) that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would exempt its investment adviser from having to register with the CFTC as a commodity pool operator (“CPO”). The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving futures contracts. However, under amended Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company's portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company's portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Trust has claimed exclusion on behalf of the Fund under the amended Rule 4.5. These rule revisions effectively limit the Fund’s use, and investment in funds that make use, of futures, options on futures, swaps, or other commodity interests. The Fund currently intends to comply with the terms of revised Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of the Fund to utilize, or invest in funds that utilize, futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule.

Swap Agreements. The Fund may enter into swap agreements, including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the underlying fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the underlying fund.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

RATINGS

An investment grade rating means the security or issuer is rated investment grade by Moody’s, S&P, Fitch, Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or Sub-Adviser. See attached Appendix A for a discussion of fixed income ratings.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities.

CYBER SECURITY RISK

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Underlying Index concentrates in the securities of companies in such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Invest, under normal circumstances, less than 80% of its assets in investments that pay interest that is exempt from regular federal and [state] personal income tax. This percentage limitation applies at the time of investment. The Fund may invest without limit in, and count toward its 80% investment threshold, securities that generate income subject to the alternative minimum tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed without a shareholder vote.

1.	The Fund will not hold illiquid assets in excess of 15% of its net assets.

2.	The Fund will not invest less than 80% of its total assets in securities that comprise the Underlying Index.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” and “Buying and Selling Fund Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the Fund’s Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trust’s Board of Trustees (the “Board”). The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Trust’s distributor and the Trust’s administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser and the Sub-Adviser, the Board meets with the Adviser and the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board of Trustees, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board. The Trust does not have a lead independent trustee. The Board of Trustees is comprised of a super-majority (67 percent or more) of independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees of the Fund constitute a super-majority of the Board, the number of independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee (as defined below). The Audit Committee and Nominating Committee are chaired by an independent Trustee and composed of independent Trustees.

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Traded Concepts Trust II, 2012 to present — President.
				[6]	None
Independent Trustees
Timothy J. Jacoby (62 years old)	Trustee	Since 2014	Deloitte & Touche LLP 2000 to 2014─Partner	[9]	Exchange Traded Concepts Trust II (2) — Trustee; Source ETF Trust (1) — Trustee

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
David M. Mahle (70 years old)	Trustee	Since 2011	Jones Day, 2012 to present — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner.	[9]	Exchange Traded Concepts Trust II (2) — Trustee; Source ETF Trust (1) — Trustee
Kurt Wolfgruber (64 years old)	Trustee	Since 2012	Oppenheimer Funds, Inc., 2007 to 2009 — President.	[9]	New Mountain Finance Corp. — Director; Exchange Traded Concepts Trust II (2) — Trustee; Source ETF Trust (1) — Trustee
Mark Zurack (57 years old)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	[7]	Source ETF Trust (1) — Trustee

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Most recently, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr.Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009. Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $150 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000. He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Set forth below are the names, ages, positions with the Trust, lengths and term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens and Richard Hogan is c/o Exchange Traded Concepts Trust, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013, and the address of Peter Rodriguez and Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

OFFICERS

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held during the Past 5 Years
J. Garrett Stevens (35 years old)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present — Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Traded Concepts Trust II, 2012 to present — President.
None
Richard Hogan (52 years old)	Treasurer and Secretary	Since 2011	Yorkville ETF Advisors, 2011 to present — Managing Member; Private Investor — 2003 to present; Exchange Traded Concepts Trust, 2011 to present — ETF Advisor.	Trust of Suffolk County, NY; Exchange Traded Concepts Trust II — Trustee, Chairman of Board, Secretary.
Peter Rodriguez (51 years old)	Assistant Treasurer	Since 2011
Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; and Director, Asset Data Services, Global Wealth Services, 2006 to 2009.
None
Eric Kleinschmidt (45 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting 1999 to 2004.	None

COMPENSATION OF THE TRUSTEES

The following table sets forth the fees paid, as well as estimated compensation to be paid, to the Trustees for the fiscal year ending August 31, 2015. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance meetings.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex1,2
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$35,000	n/a	n/a	$50,000 for service on (3) boards3
Wolfgruber	$35,000	n/a	n/a	$50,000 for service on (3) boards3
Mahle	$35,000	n/a	n/a	$50,000 for service on (3) boards3
Zurack	$35,000	n/a	n/a	$35,000 for service on (2) boards

1	Aggregation Compensation is allocated equally between Exchange Traded Concepts Trust and Source ETF Trust in the Fund Complex.
2
As compensation for service on the Exchange Trade Concepts Trust and Source ETF Trust Boards, the Trustees are entitled to the $35,000 annual base fee, as well as a $2,500 in-person meeting fee or $4,000 per day, whichever is lower. The Trustees also will be paid $1,000 per telephonic meeting. The Audit Committee chair will also receive a $5,000 annual fee.

3	Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle each receive $15,000 for their service on the Board of Exchange Traded Concepts Trust II in the Fund Complex.

BOARD COMMITTEES

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary, and met five (5) times in the most recently completed Trust fiscal year.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, and met three (3) times in the most recently completed fiscal year.

Fair Value Committee. The Board also has established a Fair Value Committee that is comprised of representatives from the Adviser, the Sub-Adviser, representatives from the Fund’s administrator, and/or members of the Board of Trustees. The Fair Value Committee operates under procedures approved by the Board. The Fair Value Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. Mr. Stevens, Mr. Hogan and Mr. Rodriguez currently serve as voting members on the Fair Value Committee. The Fair Value Committee meets periodically, as necessary, but did not meet in the most recently completed fiscal year.

OWNERSHIP OF FUND SHARES

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).

Name	Dollar Range of Shares1	Aggregate Dollar Range of Fund Shares (All Funds in the Complex)
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
David M. Mahle	None	None
Kurt Wolfgruber	None	None
Mark A. Zurack	None	None

1	Because the Fund is new, as of the date of this SAI, none of the Trustees owned Shares of the Fund.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and SEI Investments Distribution Co. (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting guidelines, which are set forth in Exhibit A to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge by calling [       ]; (2) on the Fund’s website at [www.everico.com]; and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Exchange Traded Concepts, LLC (“ETC”), an Oklahoma limited liability company located at 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013, serves as the investment adviser to the Fund. The Adviser is majority owned by Yorkville ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement dated March 2, 2012, as amended from time to time (the “Advisory Agreement”), with respect to the Fund. Under the Advisory Agreement, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. The Adviser, in consultation with sub-advisers, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of [       ] on the average daily net assets of the Fund. Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Trust except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Sub-Adviser. The Adviser has retained [       ], to act as sub-adviser to the Fund (the “Sub-Adviser”). [Under a sub-advisory agreement dated [       ] (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees.] Under the sub-advisory agreement, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of [ %] on the average daily net assets of the Fund, subject to a [$ ] annual minimum fee.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust. The Sub-Advisory Agreement also may be terminated, at any time, by the Adviser or Sub-Adviser upon than 60 days’ written notice to the Trust. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

THE PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager(s), including information about other accounts managed, the dollar range of Shares owned and compensation.

Compensation

[       ], is the Fund’s portfolio manager (the “Portfolio Manager”). The Portfolio Manager’s compensation includes a salary and discretionary bonus based on the profitability of the Sub-Adviser. No compensation is directly related to the performance of the underlying assets.

Shares Owned by Portfolio Manager

The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. Because the Fund is new, as of the date of this SAI, the portfolio manager did not beneficially own Shares of the Fund.

Other Accounts Managed by Portfolio Manager. As of [       ], the portfolio manager [did not] manage any other accounts.

Conflicts of Interest

The Portfolio Manager’s management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The Sub-Adviser does not expect there to be any conflicts arising from the management of other accounts.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), and an affiliate of the Administrator, are parties to an amended and restated distribution agreement dated November 10, 2011 (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the Shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the initial twelve (12) months of operation. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.

The Trust and the Administrator have entered into an amended and restated administration agreement dated November 10, 2011 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), 40 Water Street, Boston, Massachusetts 02109, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

THE TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2020 K Street NW, Washington, DC 20006 serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the In-Kind Creation Basket and the In-Kind Redemption Basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Neither the Adviser nor the Sub-Adviser currently uses the Fund’s assets for, or participates in, any third party soft dollar arrangements, although they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and the Sub-Adviser do not “pay up” for the value of any such proprietary research.

The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Fund had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past fiscal year.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealer.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. Because the Fund is new, as of the date of this SAI, the Fund does not hold any securities of “regular broker dealers” to report.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC’s Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede &Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations as of the date of this SAI and therefore no person owned of record beneficially 5% or more of any Shares of the Fund.

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement no later than the time the Fund prices its shares (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

The standard creation transaction fee for the Fund is $[       ]. The Fund may charge, either in lieu or in addition to the fixed Creation Transaction Fee, a variable fee for creations in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of [ %] of the net asset value per Creation Unit, inclusive of any transaction fees charged (if applicable).

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Fund’s Prospectus. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the Transaction Fee is designed to cover.

The standard redemption transaction fee for the Fund is $[       ]. The Fund may charge, either in lieu or in addition to the fixed Redemption Transaction Fee, a variable fee for redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of [ %] of the net asset value per Creation Unit, inclusive of any transaction fees charged (if applicable).

PROCEDURES FOR REDEMPTION OF CREATION UNITS. The Clearing Process is only available for in-kind redemptions and will not be used for cash redemptions. To the extent redemptions are effected in-kind, orders to redeem Creation Units through the Clearing Process must be submitted in proper form to the Transfer Agent by the Cut-Off Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by 2:00 p.m., Eastern time, on the Business Day following the Order Placement Date and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor by the Cut-Off Time. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth above, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth above and by the Cut-Off Time. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists, as determined by the SEC, as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Sub-Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Fair Value Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s index provider). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends by the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status. The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Fund failed to satisfy the distribution requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of Shareholders. Distributions of net capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in Shares and regardless of how long a shareholder has held Shares of the Fund. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Noncorporate shareholders will only be eligible for the rates of up to 20% on the Fund’s qualified dividend income distributions if the shareholders also meet certain holding period requirements with respect to their shares in the Fund.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate shareholders.

The Fund intends to satisfy certain conditions (including requirements as to the proportion of their assets invested in municipal securities) that will enable it to report distributions from the interest income generated by its investments in municipal securities as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but (as discussed below) exempt-interest dividends may be taken into account in determining shareholders’ liability under the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

Exempt-interest dividends paid by the Fund and attributable to interest earned on municipal securities issued by a state or its political subdivisions are generally exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax.

Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. If the Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

If you lend your Fund shares pursuant to securities lending or similar arrangement, you may lose the ability to treat dividends paid by the Fund while the shares are held by the borrower as tax-exempt income. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of the Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Internal Revenue Code may require a shareholder in the Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal securities that meet the definition of private activity bonds under the Internal Revenue Code is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of their income attributable to municipal securities required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. All exempt-interest dividends distributed by the Fund are included in calculating a corporation’s adjusted current earnings.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

A sale of shares or redemption of Creation Units in the Fund may give rise to a gain or loss. Due to the ability of the Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund, the Fund may be required to execute additional sale or exchange transactions of Shares which may increase the taxable income of the Fund and limit the efficiency of the Fund. In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

It may not be advantageous from a tax perspective for shareholders to sell or redeem shares of the Fund after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the sale or redemption price exceeds the shareholder’s tax basis in the Fund shares disposed of) rather than tax-exempt interest.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Fund acquires any equity interest in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark-to-market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If the Fund invests in certain zero coupon securities or any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Internal Revenue Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund and may affect the amount and timing of distributions from the Fund.

Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the Fund’s “functional currency” and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50 percent of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, then the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund were to so elect, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Internal Revenue Code. The Fund’s effective rate of foreign tax cannot be determined in advance since the amount of assets to be invested in various countries is not known in advance. Withholding taxes accrued on dividends during the period that any security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of such qualified foreign taxes, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, while dividends derived from the Fund’s non-U.S. source income and the shareholders’ share of the taxes paid by the Fund will be treated as income from non-U.S. sources, long-term and short-term capital gains the Fund distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Internal Revenue Code or of any other income that is deemed, under the Internal Revenue Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

Appendix A

DESCRIPTION OF CREDIT RATINGS

Ratings of investment securities

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”), Dominion Bond Rating Service Limited (“Dominion”).

STANDARD & POOR’S RATING SERVICES

LONG-TERM CREDIT RATINGS

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

SHORT-TERM CREDIT RATINGS

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY’S INVESTORS SERVICE, INC.

LONG-TERM OBLIGATION RATINGS

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

LONG-TERM CORPORATE RATINGS

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

DOMINION BOND RATING SERVICE LIMITED

LONG TERM RATINGS

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates bonds in default of either interest or principal.

SHORT-TERM RATINGS

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

Exhibit B

EXCHANGE TRADED CONCEPTS, LLC

PROXY VOTING POLICY AND PROCEDURES

Exchange Traded Concepts (“Exchange Traded Concepts”) recognizes its obligation to vote proxies for investments held by clients over which it exercises discretionary voting authority in the clients’ best interest. Accordingly, Exchange Traded Concepts will vote all proxies and act on all other corporate actions in a timely manner in accordance with these proxy voting policies and procedures (the “Proxy Voting Policies”).

Exchange Traded Concepts acts as fiduciary in relation to the portfolios of Exchange Traded Concepts Trust (each, a “Fund” and together, the “Funds”) and any other clients that it may manage in the future and the assets entrusted by such clients to Exchange Traded Concepts for their management. Except where the client has expressly, in writing, reserved to itself or another party the duty to vote proxies, or where a sub-adviser votes proxies on behalf of a Fund, it is Exchange Traded Concepts’ duty as a fiduciary to vote all proxies relating to such shares.

In order to carry out its responsibilities in regard to voting proxies, Exchange Traded Concepts must track all shareholder meetings convened by companies whose shares are held in Exchange Traded Concepts’ client accounts, including the Funds, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (“Advisers Act”), Exchange Traded Concepts: (a) has adopted and implemented these Proxy Voting Policies that are reasonably designed to ensure that Exchange Traded Concepts votes client securities in the best interests of its clients (which includes how Exchange Traded Concepts addresses material conflicts of interests); (b) will disclose to clients how they may obtain information on how Exchange Traded concepts voted their proxies; (c) will describe to clients its Proxy Voting Policies and, upon their request, furnish a copy to its clients; and (d) will maintain certain records relating to the proxy voting activities when the adviser does have proxy voting authority.

Exchange Traded Concepts shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, Exchange Traded Concepts seeks to vote proxies in the best interests of its clients, including the Funds. In the ordinary course, this entails voting proxies in a way which Exchange Traded Concepts believes will maximize the monetary value of each portfolio’s holdings. Exchange Traded Concepts’ Management Committee, which oversees proxy voting, will address any unusual or undefined voting issues that may arise during the year.

In addition, Exchange Traded Concepts may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to Exchange Traded Concepts’ established guidelines. When Exchange Traded Concepts deems it in the best interest of clients, they may permit a sub-adviser to a Fund the authority to cast proxy votes either in accordance with Exchange Traded Concepts’ established guidelines or in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Trustees of Exchange Traded Concepts Trust. The Proxy Firm or sub-adviser will promptly notify Exchange Traded Concepts of any proxy issues that do not fall under the guidelines set forth below. Exchange Traded Concepts does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, Exchange Traded Concepts views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

●
Exchange Traded Concepts will generally vote in support of management’s nominees for the board of directors; however, Exchange Traded Concepts may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

●	Exchange Traded Concepts will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder Rights

●
Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. Exchange Traded Concepts does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

●	Exchange Traded Concepts supports the following types of corporate structure and shareholder rights proposals:

o	Management proposals for approval of stock repurchase programs, stock splits (including reverse splits)
o	Authorization to increase shares outstanding
o	The ability of shareholders to vote on shareholder rights plans (poison pills)
o	Shareholder rights to eliminate or remove supermajority provisions
o	Shareholder rights to call special meetings and to act by written consent

●	Exchange Traded Concepts votes against management on the following items which have potentially substantial financial or best interest impact:

o
Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

o	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
o	Elimination of shareholders’ right to call special meetings
o	Establishment of classified boards of directors
o	Reincorporation in a state which has more stringent anti-takeover and related provisions
o	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
o	Excessive compensation
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

o	Adjournment of meeting to solicit additional votes
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees

IV.	Mergers and Acquisitions

Exchange Traded Concepts evaluates mergers and acquisitions on a case-by-case basis. Exchange Traded Concepts uses its discretion in order to maximize shareholder value. Exchange Traded Concepts generally votes:

●	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

●	For offers that concur with index calculators’ treatment and the ability to meet the clients’ return objectives for passive funds

●	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

V.	Executive and Director Equity-Based Compensation

●
Exchange Traded Concepts is generally in favor of properly constructed equity-based compensation arrangements. Exchange Traded Concepts will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.

However, Exchange Traded Concepts may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

●	Proposals usually originate from shareholders and may require a revision of certain business practices and policies.

Exchange Traded Concepts is of the view that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. Exchange Traded Concepts believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, Exchange Traded Concepts will review a proxy which presents a potential material conflict. As a fiduciary to its clients, Exchange Traded Concepts takes these potential conflicts very seriously. Exchange Traded Concepts’ duty is to ensure that proxy votes are cast in the clients’, including the Funds,’ best interests and are not affected by Exchange Traded Concepts’ potential conflict. If a potential conflict of interest exists, and the matter falls clearly within one of the proposals enumerated above, Exchange Traded Concepts will vote proxies in accordance with the pre-determined guidelines set forth in these Proxy Voting Policies.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that Exchange Traded Concepts believes more active involvement is necessary, Exchange Traded Concepts may employ the services of a Proxy Firm, wholly independent of Exchange Traded Concepts, to determine the appropriate vote.

In certain situations, Exchange Traded Concepts’ Management Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Management Committee shall decide how to vote the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Exchange Traded Concepts’ clients, shall be formalized in writing. Which action is appropriate in any given scenario would be the decision of the Management Committee in carrying out its duty to ensure that the proxies are voted in the clients’ best interests.

PART C:  OTHER INFORMATION

Item 28.	Exhibits

(a)(1)
Certificate of Trust dated July 17, 2009 of Exchange Traded Concepts Trust (formerly, FaithShares Trust) (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(a)(2)
Written Instrument, dated July 14, 2011, amending the Registrant’s Certificate of Trust, dated July 17, 2009, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-078120 on August 17, 2011.

(a)(3)
Registrant’s Agreement and Declaration of Trust dated October 13, 2009 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(a)(4)
Registrant’s Amended and Restated Agreement and Declaration of Trust, dated as of October 3, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(b)(1)
Registrant’s By-Laws dated October 20, 2009 are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(b)(2)
Registrant’s Amended and Restated By-Laws dated October 3, 2011 are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(c)	Not applicable.

(d)(1)
Interim Advisory Agreement between the Registrant and Exchange Traded Concepts, LLC, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF, Forensic Accounting ETF, ROBO-STOXXTM Global Robotics and Automation Index ETF, YieldShares High Income ETF, Yorkville High Income MLP ETF, Yorkville High Income Infrastructure MLP ETF, and VelocityShares Equal Risk Weighgted Large Cap ETF, to be filed by amendment.

(d)(2)	Advisory Agreement between the Registrant and Exchange Traded Concepts, LLC, relating to the Hull Tactical ETF, to be filed by amendment.

(d)(3)	Advisory Agreement between the Registrant and Exchange Traded Concepts, LLC, relating to the EVE/S&P Municipal Bond Puerto Rico Fund, to be filed by amendment.

(d)(4)
Interim Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Yorkville ETF Advisors, LLC, relating to the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, to be filed by amendment.

(d)(5)
Interim Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Penserra Capital Management LLC, relating to the Forensic Accounting ETF, ROBO-STOXXTM Global Robotics and Automation Index ETF, YieldShares High Income ETF, Yorkville High Income MLP ETF, Yorkville High Income Infrastructure MLP ETF, and VelocityShares Equal Risk Weighgted Large Cap ETF, to be filed by amendment.

(d)(6)	Sub-Advisory Agreement between Exchange Traded Concepts, LLC and HTAA, LLC, with respect to the Hull Tactical US ETF, to be filed by amendment.

(d)(7)	Sub-Advisory Agreement between Exchange Traded Concepts, LLC and [SUB-ADVISER], with respect to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(e)(1)
Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(e)(2)
Amendment No. 2 and revised Schedule A, effective December 6, 2012, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. are incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-15629 and 811-22263), as filed with the SEC on January 29, 2013.

(e)(3)
Amendment No. 3 and revised Schedule A, effective as of February 28, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(e)(4)
Amendment No. 4, effective as of November 11, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

(e)(5)
Amendment No. 5 and revised Schedule A, effective as of October 1, 2013, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(e)(6)
Amendment No. 6 and revised Schedule A, effective February 18, 2014, to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. to be filed by amendment.

(e)(7)
Form of Amendment No. 7 and revised Schedule A to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co., reflecting the addition of the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(e)(8)
Amendment and revised Schedule A to the Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co., reflecting the addition of the Hull Tactical US ETF and EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(e)(9)
Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(f)	Not applicable.

(g)(1)
Domestic Custody Agreement dated March 2, 2012 between the Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(g)(2)
Joinder and Amendment to Domestic Custody Agreement dated January 31, 2013 between the Registrant, Yorkville High Income Infrastructure MLP ETF and JPMorgan Chase Bank, National Association, is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on August 28, 2014.

(g)(3)
Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(g)(4)
Form of revised Appendix A to the Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(h)(1)
Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(h)(2)
New Fund Addendum, dated March 2, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services, relating to the Yorkville High Income MLP ETF,  is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(3)
Amendment and revised Schedule I, effective as of April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(4)
New Fund Addendum, dated April 19, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services, relating to the YieldShares High Income ETF (formerly, the Sustainable North American Oil Sands ETF), is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(5)
Amendment dated March 1, 2013 to the New Fund Addendum dated April 19, 2012 to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services, relating to the YieldShares High Income ETF, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(6)
Amendment No. 2 and revised Schedule I, effective December 6, 2012, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services are incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(7)
New Fund Addendum, dated January 15, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services, relating to the Forensic Accounting ETF, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(8)
Amendment No. 3 and revised Schedule I, effective as of February 28, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(9)
Amendment No. 4 and revised Schedule I, effective as of October 1, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(10)
New Fund Addendum, dated October 1, 2013, to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services, relating to the ROBO-STOX TM Global Robotics and Automation Index ETF,  is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(11)
Form of Amendment No. 6 and revised Schedule I to the Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(h)(12)
Form of New Fund Addendum to the Amended and Restated Administration Agreement between the Registrant and SEI Investments Global Funds Services, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(h)(13)
Agency Services Agreement dated March 2, 2012 between the Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(h)(14)
Joinder and Amendment to Agency Services Agreement dated January 31, 2013 between the Registrant, Yorkville High Income Infrastructure MLP ETF and JPMorgan Chase Bank, National Association, is incorporated herein by reference to Exhibit (h)(12) of Pre-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on August 28, 2014.

(h)(15)
Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(h)(16)
Amendment dated May 17, 2012 to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-034055 on June 8, 2012.

(h)(17)
Revised Schedule, dated October 4, 2013, to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(18)
Form of Revised Schedule A to the Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(18) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(i)(1)
Opinion and Consent of Counsel, Bingham McCutchen LLP, relating to the VelocityShares Equal Risk Weighted Large Cap ETF, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(i)(2)
Opinion and Consent of Counsel, Bingham McCutchen LLP, relating to the YieldShares High Income ETF, is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 73  to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004144 on August 28, 2013.

(i)(3)
Opinion and Consent of Counsel, Bingham McCutchen LLP, relating to the Robo-StoxTM Global Robotics and Automation Index ETF, is incorporated herein by reference to Exhibit (i)(4) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(i)(4)
Opinion and Consent of Counsel, Bingham McCutchen LLP, relating to the Forensic Accounting ETF, Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

(i)(5)
Opinion and Consent of Counsel, Bingham McCutchen LLP, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (i)(5) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(i)(6)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Hull Tactical US ETF, to be filed by amendment.

(i)(7)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)
Seed Capital Subscription Agreement between the Registrant and Exchange Traded Concepts, LLC (formerly, FaithShares Advisors, LLC) is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(m)(1)
Distribution and Service Plan dated October 20, 2009, as revised, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(m)(2)
Form of Amended Exhibit A to the Distribution and Service Plan dated October 20, 2009, reflecting the addition of the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(m)(3)	Amended Exhibit A to the Distribution and Service Plan dated October 20, 2009, reflecting the addition of the Hull Tactical US ETF and EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)
Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(l) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(2)
Code of Ethics of Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(3)
Code of Ethics of Yorkville ETF Advisors, LLC is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(4)
Code of Ethics of Penserra Capital Management LLC, sub-adviser to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-005792 on November 10, 2014.

(p)(5)	Code of Ethics of HTAA, LLC to be filed by amendment.

(p)(6)	Code of Ethics of [SUB-ADVISER], sub-adviser to the EVE/S&P Municipal Bond Puerto Rico ETF, to be filed by amendment.

(q)
Powers of Attorney, dated February 28, 2014, for Messrs. Richard Hogan, David M. Mahle, Kurt A. Wolfgruber, and Mark A. Zurack are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust.  The principal address of the Adviser is 2545 S. Kelly Avenue, Suite C, Edmond, Oklahoma 73013.

Yorkville ETF Advisors, LLC (“Yorkville”), HTAA, LLC (“HTAA”) and Penserra Capital Management LLC (“Penserra Capital”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) serve as sub-advisers for certain series of the Trust. Yorkville and Penserra Capital serve as sub-advisers for the Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF. Penserra serves as sub-adviser for the VelocityShares Equal Risk Weighted Large Cap ETF, YieldShares High Income ETF, Forensic Accounting ETF, Robo-StoxTM Global Robotics and Automation Index ETF, and EMQQ The Emerging Markets Internet & Ecommerce ETF. HTAA serves as sub-adviser for the Hull Tactical US ETF. The principal address of Yorkville is 405 Park Avenue, 9th Floor, New York, New York 10022. The principal address for Penserra Capital is 140 Broadway, 26th Floor, New York, New York 10005. The principal address for HTAA is 141 W. Jackson Boulevard, Suite 340, Chicago, Illinois 60604. The Adviser and the Sub-Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Adviser

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
J. Garrett Stevens Chief Executive Officer	T.S. Phillips Investments, Inc.	Vice President
	Phillips Capital Advisors, Inc.	Vice President
James J. Baker, Jr. Member	Yorkville ETF Advisors, LLC	Managing Partner

Yorkville

Name and Position with Yorkville	Name of Other Company	Connection with Other Company
James J. Baker, Jr. Managing Partner	Exchange Traded Concepts, LLC	Managing Partner
Richard Hogan Director	Exchange Traded Concepts Trust	Treasurer and Secretary

Penserra Capital Management LLC

Name and Position with Penserra Capital	Name of Other Company	Connection with Other Company
Dustin Lewellyn, CIO	Golden Gate Investment Consulting LLC	Founder and President
George Madrigal, CEO	Penserra Securities LLC	Managing Partner and CEO
Anthony Castelli, CCO	Penserra Securities LLC	CCO and COO

HTAA  [to be completed by amendment]

Name and Position with HTAA	Name of Other Company	Connection with Other Company

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statements of Additional Information.

Item 32.	Principal Underwriters

(a)
Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013

SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
O’ Connor EQUUS	May 15, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)
Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B.  Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

	Position and Office	Positions and Offices
Name	with Underwriter	with Registrant
William M. Doran	Director	--
Edward D. Loughlin	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations	--
Officer, & Treasurer
Karen E. LaTourette	Chief Compliance Officer, Anti-Money
	Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
John J. Cronin	Vice President	--
Judith Hirx	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.	Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Exchange Traded Concepts Trust
2545 S. Kelly Avenue, Suite C
Edmond, Oklahoma 73013

(b)	Adviser:
Exchange Traded Concepts, LLC
2545 S. Kelly Avenue, Suite C
Edmond, Oklahoma 73013

(c)	Sub-Advisers:
Yorkville ETF Advisors, LLC
405 Park Avenue, 9th Floor
New York, New York 10022 HTAA, LLC 141 W. Jackson Boulevard, Suite 340 Chicago, Illinois 60604 Penserra Capital Management LLC 140 Broadway, 26th Floor New York, New York 10005

(d)	Principal Underwriter:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(e)	Custodians:
JPMorgan Chase Bank, N.A.
4 New York Plaza
New York, New York 10004

Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 116 to Registration Statement No. 333-156529 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Edmond, State of Oklahoma, on this 21st day of January, 2015.

Exchange Traded Concepts Trust

/s/ J. Garrett Stevens
J. Garrett Stevens
Trustee and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 116 has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

*	Trustee	January 21, 2015
David M. Mahle

*	Trustee	January 21, 2015
Kurt Wolfgruber

*	Trustee	January 21, 2015
Mark A. Zurack

*	Trustee	January 21, 2015
Timothy J. Jacoby
/s/ J. Garrett Stevens	Trustee and President	January 21, 2015
J. Garrett Stevens

*	Treasurer and Secretary	January 21, 2015
Richard Hogan

*/s/ J. Garrett Stevens
  J. Garrett Stevens

* Attorney-in-Fact, pursuant to power of attorney.